EXHIBT 10.6

NONQUALIFIED STOCK OPTION AGREEMENT

THIS AGREEMENT is made by and between The Colonial BancGroup, Inc., a corporation organized under the laws of the state of Delaware (hereinafter referred to as “BancGroup”), and [NAME] (hereinafter referred to as “Optionee”).

WHEREAS, Optionee is a valuable and trusted employee of BancGroup (or a subsidiary of BancGroup), and BancGroup considers it desirable and in its best interest that Optionee be given an inducement to achieve certain objectives as set forth in The Colonial BancGroup, Inc. 2001 Long-Term Incentive Plan (the “Plan”), adopted by the Board on the 17th day of January, 2001, and ratified by the stockholders of BancGroup on the 18th day of April, 2001.

WHEREAS, BancGroup believes that the issuance to Optionee of an option to purchase Stock will serve as such an inducement.

NOW, THEREFORE, in consideration of the premises, it is agreed by and between the parties as follows:

1.	Grant of Option.

BancGroup grants to Optionee the right, privilege, and option to purchase [OPTIONS GRANTED] shares of Stock at the purchase price of $[PRICE] per share in the manner and subject to the conditions hereinafter provided and as provided in the Plan. The effective date of this option is [GRANT DATE] (which date is the date on which this option was granted by the Committee or such other date designated by the Committee).

2.	Time of Exercise of Option.

Except as set forth herein, the aforesaid option may be exercised at any time, and from time to time, in whole or in part, until the termination thereof as provided in Section 4 below; provided, however, that the options granted herein shall vest, provided the Optionee is employed on the anniversary dates set forth herein, and be exercisable, pursuant to the following vesting schedule: 20% on the first anniversary of the effective date of this option, 40% on the second anniversary of the effective date of this option, 60% on the third anniversary of the effective date of this option, 80% on the fourth anniversary of the effective date of this option, and 100% on the fifth anniversary of the effective date of this option.

3.	Method of Exercise.

The option shall be exercised by written notice directed to the Committee, at the principal place of business of BancGroup, accompanied by a certified or cashier’s check in payment of the option price for the number of shares specified and paid for. BancGroup shall make immediate delivery of such shares, provided that if any law or regulation requires BancGroup to take any action with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

4.	Termination of Option.

Except as herein otherwise stated, the option, to the extent not theretofore exercised, shall terminate upon the first to occur of the following dates:

(a) the expiration of three (3) months after the date on which Optionee’s employment with BancGroup, or any of its subsidiaries, is terminated (except if such termination be by a reason of death or Disability);

(b) the expiration of twelve (12) months after the date on which Optionee’s employment with BancGroup, or any of its subsidiaries, is terminated, if such termination be by reason of Optionee’s Disability;

(c) in the event of Optionee’s death while in the employ of BancGroup, or any of its subsidiaries, or during the three-month period described in paragraph 4(a) hereof or during the one-year period described in paragraph 4(b) hereof, and before the option otherwise lapses, the option shall lapse one year after the date of the appointment of a personal representative for such deceased Optionee’s estate. Upon the Optionee’s death, any exercisable option granted hereunder may be exercised by the Optionee’s estate or anyone who has acquired the option pursuant to the laws of descent and distribution;

(d) the [TERM DATE] (being the expiration of ten (10) years from the effective date of this option).

Notwithstanding any provision herein to the contrary, if Optionee’s employment is terminated as a result of deliberate, willful, or gross misconduct as determined by the Board or the Committee, all rights under this option shall terminate and expire upon such termination.

5.	Rights Prior to Exercise of Option.

This option is non-transferable by Optionee, except in the event of Optionee’s death as provided in Section 4(c) above, and during Optionee’s lifetime is exercisable only by Optionee. Optionee shall have no rights as a stockholder with respect to the option shares until payment of the option price and delivery to Optionee of such shares as herein provided.

6.	Incorporation by Reference.

This Agreement is subject to, and incorporates by reference, all terms of the Plan. A copy of the Summary and Section 10(a) Prospectus for the Plan has been furnished to the Optionee, the receipt of which the Optionee hereby acknowledges. All terms capitalized herein shall have the same meaning given to such terms in the Plan unless specified otherwise herein. 7. Status of Option.

7.	Status of Option

This option is not intended to be treated as an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended.

8.	Binding Effect.

This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed.

THE COLONIAL BANCGROUP, INC.

By:
Authorized Officer
Participant

PARTICIPANT AGREEMENT

2001 LONG-TERM INCENTIVE PLAN

RESTRICTED STOCK AWARD

Name of Participant: [NAME]

WHEREAS, the undersigned has been awarded the number of shares of Restricted Stock under The Colonial BancGroup, Inc.’s 2001 Long-Term Incentive Plan effective as of July 1, 2001 (the “Plan”), as set forth below; and

WHEREAS, the undersigned wishes, in consideration of this Award and as a condition to the receipt of this Award, to enter into this Agreement with the Company in accordance with Article 10 of the Plan;

NOW, THEREFORE, the Participant agrees with the Company, as follows:

1. All terms capitalized herein shall have the same meaning given to such terms in the Plan, unless specified otherwise.

2. The undersigned Participant acknowledges that the number of shares subject to this Award is set forth below and that such shares shall vest over a five year period with 20% of such shares vesting on the first anniversary of the effective date of this Award and an additional 20% vesting on each successive anniversary thereafter until fully vested. The effective date of this Award is [DATE] (which date is the date on which this Award was granted by the Committee).

3. Each certificate in respect of shares made the subject of this Award shall be registered electronically with the Company’s Transfer Agent in the name of the Participant, and Participant shall deliver to the Company a stock power endorsed in blank by the Participant. Such certificate shall bear a legend, as deemed appropriate by the Committee, referring to the terms, conditions and restrictions applicable to such shares. Upon the vesting of shares of this Award, the Participant shall be entitled to receive a certificate representing the number of shares as to which restrictions no longer apply, with the remaining shares subject to the foregoing restrictions. The Participant shall execute a new stock power respecting any remaining shares that are restricted.

4. The Participant, as owner of the shares made the subject of this Award, shall have all the rights of a shareholder, including but not limited to the right to receive all dividends paid on such shares and the right to vote such shares.

5. Upon the termination of the Participant’s employment for any reason (other than death or Disability), unless the Committee shall otherwise determine, all shares made the subject of this Award and which, at the time of such termination are subject to the restrictions contained in paragraph 2 hereof, shall, upon such termination of employment, be forfeited and returned to the Company. If a Participant’s employment terminates by reason of death or Disability prior to the vesting date provided for in paragraph 2 hereof, a percentage of the shares made the subject of this Award shall vest as follows and said shares shall be free of such restrictions and shall not be forfeited: shares awarded hereunder * [(number of days between the grant date of the shares awarded hereunder and the date of death or Disability) / (5 * 365)] less any shares previously vested.

6. At the expiration of restrictions imposed by paragraph 2 hereof with respect to shares made the subject of this Award, the Company shall redeliver to the Participant (or, as appropriate, to such Participant’s legal representative, beneficiary or heirs) the certificate(s) and stock power deposited with it pursuant to paragraph 3 and the shares represented by such certificates shall be free of the restrictions referred to in paragraph 2.

7. The undersigned Participant has, in consideration of the grant of this Award, executed a stock power in blank which the Participant has tendered to the Corporation along with the certificate representing the shares made the subject of this Award but which have not yet vested.

8. This Agreement is subject to, and incorporates by reference, all terms of the Plan. A copy of the Summary and Section 10(a) Prospectus for the Plan has been furnished to the undersigned Participant, the receipt of which the undersigned hereby acknowledges.

9. Failure by the undersigned Participant to comply with any term of this Agreement or of the Plan, shall result in a forfeiture of any shares which have not yet vested under the Plan.

Date:	SIGNATURE:

THE COLONIAL BANCGROUP, INC.	Print name, address and telephone number:

Authorized Officer

Number of shares of Restricted Stock awarded: [SHARES]

PARTICIPANT AGREEMENT

2001 LONG-TERM INCENTIVE PLAN

SERVICE BASED RESTRICTED STOCK AWARD

Name of Participant: [NAME]

WHEREAS, the undersigned has been awarded the number of shares of Restricted Stock under The Colonial BancGroup, Inc.’s 2001 Long-Term Incentive Plan, adopted by the Board on the 17th day of January, 2001, and ratified by the stockholders of BancGroup on the 18th day of April, 2001; and

WHEREAS, the undersigned wishes, in consideration of this Award and as a condition to the receipt of this Award, to enter into this Agreement with the Company in accordance with Article 10 of the Plan;

NOW, THEREFORE, the Participant agrees with the Company, as follows:

1. All terms capitalized herein shall have the same meaning given to such terms in the Plan, unless specified otherwise.

2. The undersigned Participant acknowledges that the number of shares subject to this Award is set forth below and such shares shall vest on the fifth anniversary of the effective date of this award. The effective date of this Award is [GRANT DATE] (which date is the date on which this Award was granted by the Committee).

3. Each certificate in respect of shares made the subject of this Award shall be registered with the Company in the name of the Participant, and Participant shall deliver to the Company a stock power endorsed in blank by the Participant. Such certificate shall bear a legend, as deemed appropriate by the Company, referring to the terms, conditions and restrictions applicable to such shares. Upon the vesting of shares of this Award, the Participant shall be entitled to receive a certificate representing the number of shares as to which restrictions no longer apply.

4. The Participant, as owner of the shares made the subject of this Award, shall have all the rights of a shareholder, including but not limited to the right to receive all dividends paid on such shares and the right to vote such shares.

5. Upon the termination of the Participant’s employment for any reason (other than death or Disability), unless the Committee shall otherwise determine, all shares made the subject of this Award and which, at the time of such termination are subject to the restrictions contained in paragraph 2 hereof, shall, upon such termination of employment, be forfeited and returned to the Company. If a Participant’s employment terminates by reason of death or Disability prior to the vesting date provided for in paragraph 2 hereof, a percentage of the shares made the subject of this Award shall vest as follows and said shares shall be free of such restrictions and shall not be forfeited: shares awarded hereunder * [(number of days between the grant date of the shares awarded hereunder and the date of death or Disability)/(5 * 365)].

6. At the expiration of the restrictions imposed by paragraph 2 hereof with respect to shares made the subject of this Award, the Company shall redeliver to the Participant (or, as appropriate, to such Participant’s legal representative, beneficiary or heirs) the certificate(s) and stock power deposited with it pursuant to paragraph 3 and the shares represented by such certificates shall be free of the restrictions referred to in paragraph 2.

7. The undersigned Participant has, in consideration of the grant of this Award, executed a stock power in blank which the Participant has tendered to the Company along with the certificate representing the shares made the subject of this Award but which have not yet vested.

8. This Agreement is subject to, and incorporates by reference, all terms of the Plan. A copy of the Summary and Section 10(a) Prospectus for the Plan has been furnished to the undersigned Participant, the receipt of which the undersigned hereby acknowledges.

9. Failure by the undersigned Participant to comply with any term of this Agreement or of the Plan, shall result in a forfeiture of any shares which have not yet vested hereunder.

Date:	SIGNATURE:

THE COLONIAL BANCGROUP, INC.	Print name, address and telephone number:

Authorized Officer

Number of shares of Restricted Stock awarded: [SHARES]

PARTICIPANT AGREEMENT

2001 LONG-TERM INCENTIVE PLAN

PERFORMANCE BASED RESTRICTED STOCK AWARD

Name of Participant: [NAME]

WHEREAS, the undersigned has been awarded the number of shares of Restricted Stock under The Colonial BancGroup, Inc.’s 2001 Long-Term Incentive Plan effective as of July 1, 2001 (the “Plan”), as set forth below; and

WHEREAS, the undersigned wishes, in consideration of this Award and as a condition to the receipt of this Award, to enter into this Agreement with the Company in accordance with Article 10 of the Plan;

NOW, THEREFORE, the Participant agrees with the Company, as follows:

1. All terms capitalized herein shall have the same meaning given to such terms in the Plan, unless specified otherwise.

2. The undersigned Participant acknowledges that the number of shares subject to this Award is set forth below and that the vesting of these restricted shares is based on the Company’s earning per share (EPS) performance over the three year period beginning on [START DATE] and ending on [END DATE]. Vesting of these shares is based upon the Company’s average compound EPS growth relative to the [PEER GROUP] (the vesting summary, the [PEER GROUP] and an example calculation are attached as Exhibit’s A, B, and C, respectively). If an institution in the [PEER GROUP] is acquired or otherwise no longer reporting EPS on a comparable basis, the institution will be excluded from the calculations.

3. Each certificate in respect of shares made the subject of this Award shall be registered with the Company in the name of the Participant, and Participant shall deliver to the Company a stock power endorsed in blank by the Participant. Such certificate shall bear a legend, as deemed appropriate by the Company, referring to the terms, conditions and restrictions applicable to such shares. Upon the vesting of shares of this Award, the Participant shall be entitled to receive a certificate representing the number of shares as to which restrictions no longer apply.

4. The Participant, as owner of the shares made the subject of this Award, shall have all the rights of a shareholder, including but not limited to the right to receive all dividends paid on such shares and the right to vote such shares.

5. Upon the termination of the Participant’s employment for any reason (other than death or disability or as provided for under Section 6 hereof), unless the Committee shall otherwise determine, all shares made the subject of this Award and which, at the time of such termination are subject to the restrictions contained in paragraph 2 hereof, shall, upon such termination of employment, be forfeited and returned to the Company. If a Participant’s employment terminates by reason of Death or Disability prior to the vesting date provided for in paragraph 2 hereof, a percentage of the shares made the subject of this Award shall remain outstanding and become the subject of the performance measure as provided in paragraph 2. To calculate the number of shares that will remain outstanding until the end of the performance period, the following calculation will be used: [shares awarded hereunder] * [(number of days between the grant date of the shares awarded hereunder and the date of death or disability)/(3 * 365)]. The prorated share total will continue to vest pursuant to the vesting schedule as set forth in paragraph 2.

6. Upon a Change in Control of the Company, which results in the defined performance criteria (i.e. the Company’s Earnings Per Share) no longer existing, certain shares will vest upon the date of the Change in Control. The number of shares which vest on that date will be based on a daily pro rata basis from [START DATE] through the date of the Change in Control multiplied by the number of the shares that would have vested if the immediately preceding prior year end had been the end of the performance period, as follows: [performance shares calculated as of the end of the immediately preceding prior year] * [(number of days between [START DATE] and the date of the Change in Control)/(3 * 365)]

7. At the expiration of the restrictions imposed by paragraph 2 hereof with respect to shares made the subject of this Award, the Company shall redeliver to the Participant (or, as appropriate, to such Participant’s legal representative, beneficiary or heirs) the certificate(s) and stock power deposited with it pursuant to paragraph 3 and the shares represented by such certificates shall be free of the restrictions referred to in paragraph 2. 8. The undersigned Participant has, in consideration of the grant of this Award, executed a stock power in blank which the Participant has tendered to the Company along with the certificate representing the shares made the subject of this Award but which have not yet vested.

9. This Agreement is subject to, and incorporates by reference, all terms of the Plan. A copy of the Summary and Section 10(a) Prospectus for the Plan has been furnished to the undersigned Participant, the receipt of which the undersigned hereby acknowledges.

10. Failure by the undersigned Participant to comply with any term of this Agreement or of the Plan, shall result in a forfeiture of any shares which have not yet vested hereunder.

Date:	PARTICIPANT:

THE COLONIAL BANCGROUP, INC.	Print name, address and telephone number:

Authorized Officer

Number of shares of Restricted Stock awarded: [SHARES]